EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

--------------------------------------------------------------------------------

I, Donald C. Burke, Chief Financial Officer of Apex Municipal Fund, Inc., certify that:

      1.    I have reviewed this report on Form N-CSR of Apex Municipal Fund,
            Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: February 18, 2003

                                                   /s/ Donald C. Burke
                                                   -----------------------------
                                                   Donald C. Burke,
                                                   Chief Financial Officer of
                                                   Apex Municipal Fund, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Apex Municipal Fund, Inc.


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Apex Municipal Fund, Inc.

Date: February 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Apex Municipal Fund, Inc.

Date: February 18, 2003

By:
    --------------------------

    --------------------------

Date: February ___, 2003

EX-99. CERT

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002
--------------------------------------------------------------------------------

I, Terry K. Glenn, President of Apex Municipal Fund, Inc., certify that:

      1.    I have reviewed this report on Form N-CSR of Apex Municipal Fund,
            Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and

      3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

      Date: February 18, 2003

                                                    /s/ Terry K. Glenn
                                                    ----------------------------
                                                    Terry K. Glenn,
                                                    President of
                                                    Apex Municipal Fund, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Apex Municipal Fund, Inc.


By: /s/ Terry K. Glenn
    -------------------------
    Terry K. Glenn,
    President of
    Apex Municipal Fund, Inc.

Date: February 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -------------------------
    Terry K. Glenn,
    President of
    Apex Municipal Fund, Inc.

Date: February 18, 2003

By:
    --------------------------

    --------------------------

Date: February ___, 2003